UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2014

Alon USA Partners, LP

(Exact name of Registrant as Specified in Charter)

Delaware	001-35742	46-0810241
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600

Dallas, TX 75251

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (972) 367-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Contribution Agreement

On November 11, 2014, Alon USA Energy, Inc., a Delaware corporation (“Alon Energy”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Alon Assets, Inc., a Delaware corporation (“Alon Assets”), Alon USA Partners, LP, a Delaware limited partnership (the “Partnership”) and Alon USA Partners GP, LLC, a Delaware limited liability company and general partner of the Partnership (the “General Partner”). Pursuant to the terms of the Contribution Agreement, Alon Energy has agreed to contribute 100% of the outstanding limited liability company interests in Alon Refining Krotz Springs, LLC, a Delaware limited liability company and successor to Alon Refining Krotz Springs, Inc. (“Alon Krotz Springs”), to the Partnership for total consideration of $437.5 million, including $100.0 million in cash consideration and 17,980,820 common units representing limited partner interests in the Partnership (the “Transaction”).

The Contribution Agreement has customary representations and warranties regarding the assets of Alon Krotz Springs and the Transaction, as well as customary covenants and indemnity provisions. The parties have agreed to indemnify each other with regards to breaches of their respective representations and warranties set forth in the Contribution Agreement. The consummation of the Transaction is subject to the satisfaction of customary closing conditions, including, among other things, the absence of legal impediments prohibiting the Transaction and the absence of a material adverse effect on the business, assets, liabilities or results of operations or condition of Alon Krotz Springs and the completion of the previously announced offering of $450 million of the Partnership’s and Alon USA Partners Finance Co.’s (“Alon Finance”) senior notes. There is no assurance that all of the conditions to the consummation of the Transaction will be satisfied. We currently expect the Transaction to close on or about November 28, 2014.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the full and complete terms of the Contribution Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Relationships

Each of the Partnership, the General Partner, Alon Assets and Alon Krotz Springs is a direct or indirect subsidiary of Alon Energy. As a result, certain individuals, including officers and directors of Alon Energy, the Partnership and the General Partner, serve as officers and/or directors of more than one of such other entities. Alon Energy owns, directly or indirectly, 51,000,000 common units (not including the 17,980,820 common units anticipated to be issued to Alon Assets in connection with the closing of the Transaction) representing limited partner interests of the Partnership. In addition, the General Partner owns a non-economic general partner interest in the Partnership.

Cautionary Statement on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the future relating to the closing of the Transaction, including (i) the satisfaction of closing conditions, including, among other things, the receipt of specified third-party consents and approvals, the absence of legal impediments prohibiting the Transaction, the absence of a material adverse effect on the business, assets, liabilities or results of operations or condition of Alon Krotz Springs and the completion of the previously announced offering of $450 million of the Partnership’s and Alon Finance’s senior notes and (ii) the form of the consideration payable pursuant to the Contribution Agreement. These statements are subject to the general risks inherent in the Partnership’s businesses and may or may not be realized. Some of the Partnership’s expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, the Partnership’s business and operations involve numerous risks and uncertainties, many of which are beyond the Partnership’s control, which could materially affect the Partnership’s financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting the Partnership’s business is contained in its filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made, and the Partnership does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Item 7.01	Regulation FD Disclosure

Exhibit 99.1 to this Current Report sets forth certain historical financial statements of Alon Krotz Springs.

Exhibit 99.2 to this Current Report sets forth certain pro forma consolidated financial statements of the Partnership.

Exhibit 99.3 to this Current Report sets forth certain supplemental information contained in the preliminary offering memorandum dated November 12, 2014 distributed to certain potential investors in connection with the proposed offering discussed under Item 8.01 below.

On November 12, 2014, Alon Energy and the Partnership issued a joint press release announcing their entry into an agreement pursuant to which the Partnership will acquire Alon Krotz Springs. A copy of the press release is furnished herewith as Exhibit 99.4 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On November 12, 2014, the Partnership issued a press release announcing its intent to offer $450 million of senior notes due 2022 in a private placement to eligible purchasers. A copy of the press release is filed herewith as Exhibit 99.5 and is incorporated herein by reference.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1*	Contribution Agreement, dated November 11, 2014, by and among Alon USA Partners, LP, Alon USA Energy, Inc., Alon Assets, Inc., and Alon USA Partners GP, LLC.

99.1	Historical Financial Statements of Alon Refining Krotz Springs, Inc.

99.2	Pro Forma Consolidated Financial Statements of Alon USA Partners, LP

99.3	Supplemental Information

99.4	Press Release dated November 12, 2014.

99.5	Press Release dated November 12, 2014.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the Contribution Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Partners, LP

By:	Alon USA Partners GP, LLC, its general partner

By:	/s/ Shai Even
Name:	Shai Even
Title:	Senior Vice President, Chief Financial Officer

Date: November 12, 2014

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Contribution Agreement, dated November 11, 2014, by and among Alon USA Partners, LP, Alon USA Energy, Inc., Alon Assets, Inc., and Alon USA Partners GP, LLC.

99.1	Historical Financial Statements of Alon Refining Krotz Springs, Inc.

99.2	Pro Forma Consolidated Financial Statements of Alon USA Partners, LP

99.3	Supplemental Information

99.4	Press Release dated November 12, 2014.

99.5	Press Release dated November 12, 2014.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the Contribution Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.